SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2010



                          Ridgefield Acquisition Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Nevada                         0-16335                   84-0922701
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)          (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)


         225 N.E. Mizner Boulevard, Suite 400 Boca Raton, Florida 33432
         --------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-5385
               --------------------------------------------------
               (Registrant's telephone number including area code)


          1 North Federal Highway, Suite 201 Boca Raton, Florida 33432
          ------------------------------------------------------------
                 (Former Address of Principal Executive Office)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

     Effective January 1, 2009 the registrant relocated its principal offices to 225 N.E. Mizner Boulevard, Suite 400 Boca Raton, Florida 33432. The registrant's telephone number is (561) 362-5385. The registrant occupies a portion of the premises occupied by BKF Capital Group, Inc. on a month to month basis for a monthly fee of $100 per month paid to BKF Capital Group, Inc. Steven N. Bronson, the registrant's president, is also the president of BKF Capital Group, Inc.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: March 3, 2010

                                              Ridgefield Acquisition Corp.
                                                     (Registrant)



                                          By: /s/ STEVEN N. BRONSON
                                              ----------------------------
                                              Steven N. Bronson,
                                              CEO and President